SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C. 20549



                         FORM 8-K


     Current Report Pursuant to Section 13 or 15(d) of
                the Securities Act of 1934


Date of Report (Date of earliest event reported):   July 7, 1997


                         QMS, INC.
   (Exact name of registrant as specified in its charter)



   DELAWARE                     1-9348               63-0737870
(State or other              (Commission         (I.R.S. Employer
jurisdiction of              File Number)        Identification No.)
 incorporation)



                      One Magnum Pass
                   Mobile, Alabama 36618
          (Address of principal executive offices)
                        (Zip Code)



                      (334) 633-4300
    (Registrant's telephone number, including area code)



                      Not Applicable
   (Former name or former address, if changed since last
                          report)


Item 5.  Other Events

                        AGREEMENT


      QMS, Inc. ("QMS") and James L. Busby ("Busby", "he", "his" or "him"), intending to provide for an orderly executive management transition and to resolve any potential claims on a mutually satisfactory and final basis, agree as follows:

1.   Resignation and Appointment.
     Busby's status and responsibilities as President and Chief Executive Officer of QMS shall automatically terminate upon the election by the QMS Board of Directors of a replacement executive. Busby shall be entitled to participate in the interview and selection process of his replacement. Simultaneously with such resignation and contingent upon Busby's compliance with sub-paragraph 4(d) of this Agreement, Busby shall assume the duties of Chief Strategist for a term ending December 31, 1998. Busby shall be given notice thirty (30) days prior to the date he shall be required to vacate his office at QMS.

2.   Base Salary.
     Busby's compensation from the date of this Agreement through the termination of his employment with QMS shall be at an annual rate of Five Hundred Ten Thousand and 00/100 ($510,000.00) Dollars payable in accordance with QMS' normal payroll practices.

3.   Termination of Employment.
     a. Busby's employment with QMS shall only be terminable upon the occurrence of any of the following events:
              i.    11:59 p.m. (Central Standard Time), December 31, 1998;
                    or
              ii. Busby violates the provisions of sub-paragraph 4(d) of this Agreement; or
              iii. The voluntary resignation by Busby of his employment with QMS; or
              iv.   The death of Busby.

     b. If Busby's employment with QMS is terminated pursuant to either sub-paragraphs 3(a)(i) or (ii), such termination shall be deemed to have been "other than of his own accord" as of the date of this Agreement for purposes of paragraph 1 of the Agreement between QMS and Busby dated September 30, 1991. A copy of that Agreement is attached hereto as Attachment A and incorporated herein by reference. The Board of Directors of QMS has determined and approved that the annual payment amount due to Busby under paragraph 1 of Attachment A shall be fixed at $287,500.00.

4.   Consulting Services.
     a. If Busby remains employed by QMS through December 31, 1998, he shall be retained as a consultant to the President of QMS for a period of ten (10) years commencing on January 1, 1999. Busby's time commitment obligation under this paragraph shall be as mutually agreed to by Busby and the President of QMS, but in no event shall it exceed ten (10) hours per month over any three (3) consecutive months. Busby's services as a member of the Board of Directors of QMS shall not be construed as "consulting services" under this Agreement.
     b. Busby will be compensated at an annual rate of Fifty Thousand and 00/100 ($50,000.00) Dollars, payable monthly and in equal installments on the first business day of each month.
     c. Busby's consulting services and QMS' obligation to compensate him for such services shall only be terminable upon the occurrence of any of the following events:
              i.    December 31, 2008; or
              ii. Busby violates the provisions of sub-paragraph 4(d) of this Agreement; or
              iii. The voluntary resignation of Busby from his consulting services to QMS; or
              iv. The disability of Busby to perform his consulting services for a period of one hundred eighty (180) cumulative days during any calendar year; or
              v.   The death of Busby.
     d. In consideration of the compensation paid by QMS for Busby's consulting services and QMS' continuing disclosure to him of its trade secrets, Busby agrees that he will not during the period of this consultancy:
              i. Engage in any business in competition with QMS directly or indirectly, except as a shareholder holding less than five (5%) percent of the issued shares of a publicly traded corporation; or
              ii. Disclose any QMS trade secret to third-parties without QMS' prior written consent; or
              iii. Influence or attempt to influence any employee of QMS to terminate his or her employment with QMS; or
              iv. Make any publicly disseminated derogatory statement about QMS or any of its managers, employees or subsidiaries, either verbally or in writing; or
              v. Charge expenses to QMS or commit QMS monetarily in any way without the prior written consent of the President of QMS.
          Busby shall be given written notice of QMS' contention that a violation of this sub-paragraph has occurred, and thereafter Busby shall be given five (5) business days to demonstrate to QMS' satisfaction that a violation has not occurred or shall not occur. During such five (5) day period, the parties shall refrain from taking any action detrimental to the legal rights of the other and shall endeavor to resolve QMS' contention that a violation has occurred or is about to occur. If, however, after such notice is given Busby fails to refrain from conduct which is subject of QMS' contention, QMS shall be permitted to immediately exercise its rights under this Agreement including termination of Busby's employment pursuant to paragraph 3(a)(ii) and the initiation of any legal proceedings to enforce the provisions of this sub-paragraph. If any legal proceedings are initiated by either party relating to the enforcement of this sub-paragraph, the prevailing party in such litigation shall be entitled to reimbursement from the losing party its reasonable attorneys' fees and court costs.

5.   Office Allowance.
     Busby shall be provided an office allowance in the amount of Two Thousand Five Hundred and 00/100 ($2,500.00) Dollars per month, payable on the first business day of each month for a period commencing on the day of his resignation as President and Chief Executive Officer of QMS, and continuing for a period of sixty (60) months unless automatically terminated earlier by the occurrence of any of the following events:
              i. Busby violates the provisions of sub-paragraph 4(d) of this Agreement; or
              ii.   The death of Busby.

6.   Company Furnished Automobile.
     a. Busby shall continue to have the full use of the 1995 Cadillac Fleetwood Brougham (Vehicle Identification No. 1G6DW52P6SR70133) currently furnished to him by QMS through the term of Busby's employment with QMS. Busby may purchase such automobile at the then current QMS book value or return it to QMS any time prior to the term of Busby's employment with QMS.
     b. QMS shall continue to provide gas and oil and to mechanically maintain the company funded automobile and all current insurance coverages at no cost to Busby through the term of Busby's employment with QMS.

7.   Legal Expenses.
     Busby acknowledges he has been advised by the QMS Board of Directors that he should retain his own legal counsel for purposes of reviewing, negotiating or drafting this Agreement. Accordingly, QMS shall reimburse Busby for such legal expenses not to exceed Five Thousand and 00/100 ($5,000.00) Dollars, and for no other purpose.

8.   Miscellaneous Conveyances.
     Ownership of the property items set forth at Attachment B shall be automatically conveyed to Busby upon his resignation as President and Chief Executive Officer of QMS. All such property shall be conveyed "as is" with no warranty rights, expressed or implied. Busby shall remove such property from QMS' premises in a timely manner subsequent to such conveyance.

9.   Releases.
     a. Busby hereby releases and waives any claims (whether presently known or unknown) under federal, state, or local law which he may have against QMS as of the date of this Agreement, including, but not limited to, any claims under Title VII of Civil Rights Act of 1964, 41 U.S.C. Sections 1981 and 1985; the Equal Pay Act of 1963; the Employee Retirement Income Security Act of 1974; the Americans With Disabilities Act; and any other federal, state or local law, ordinance, or regulation applying to or regulating employment. This waiver and release also gives up all such claims against QMS' officers, directors, agents, employees, attorneys, subsidiaries, and affiliates. This waiver and release also gives up all such claims against any person or entity which might be liable for the acts or omissions of any of the parties listed in the preceding sentence, and against the successors and assigns of all released parties.
     b. QMS hereby releases Busby and waives any claims (whether presently known or unknown) under federal, state, or local law, ordinance, or regulation which it may have against Busby as of the date of this Agreement, relating to his performance as an officer and director of QMS, except for any conduct involving any illegal or fraudulent acts, or any conduct involving intentional misconduct, self-dealing, gross mismanagement or a breach of a fiduciary duty.

10.  Representation by QMS.
     QMS represents that as of the effective date of this Agreement it has no knowledge of any act, or failure to act, which Busby in his capacity as Chairman of the Board of Directors, President or Chief Executive Officer has committed or should have committed which justifies any legal action against him by QMS, including an action or actions for any illegal or fraudulent acts, or any conduct involving intentional misconduct, self-dealing, gross mismanagement or a breach of fiduciary duty.

11.  Taxes and Other Withholdings.
     Busby acknowledges and agrees that the payment of all taxes required by law for all sums paid by QMS to him as a consultant or in the form of an office allowance shall be Busby's personal responsibility and obligation.

12.  Directorship.
     Nothing in this Agreement shall be construed to effect Busby's status as a member of the QMS Board of Directors or his possible subsequent renomination as a Director to such Board. Similarly, the parties acknowledge no commitment has been made by the QMS Board of Directors regarding Busby's possible renomination as a Director.

13.  Insurance Benefits.
     Busby shall be provided the same or equivalent medical and dental benefits as he is currently receiving from QMS. Busby's life and disability benefits shall terminate upon Busby's termination of employment as defined in Paragraph 3 of this Agreement.

14.  Other Agreements.
     a. Nothing in this Agreement shall be construed as limiting or off-setting any rights or payments due to Busby pursuant to Attachments A or D.
     b. Busby hereby waives any rights he may have in the "Executive Agreement" entered into by him and QMS in 1989, effective the date Busby's status as President and Chief Executive Officer terminates. A copy of that "Executive Agreement" is attached hereto as Attachment C for reference purposes only.
     c. All agreements, stock option grants and other commitments, if any, purporting to convey any rights to Busby by QMS, other than those agreements attached to this Agreement as Attachments A and C, are set forth at Attachment D and incorporated herein by reference.

15.  Disclosure.
     The public disclosure of the terms of this Agreement, in whole or in part, shall be at the sole discretion of QMS.

16.  Choice of Law.
     This Agreement shall be construed in accordance with the laws of the State of Alabama.

17.  Successors and Assigns.
     This Agreement, and each provision hereof, shall be binding on the parties hereto, their successors, assigns, heirs, and personal representatives.

18.  Corporate Authorization.
     The Execution and performance of this Agreement has been duly authorized by the QMS Board of Directors.

19.  Entire Agreement.
     This Agreement constitutes the final, complete and exclusive agreement between QMS and Busby, and all prior agreements, representations, negotia-tions, statements, explanations, assurances and promises (whether oral or written) are merged herein. Should any provision of this Agreement be held by a court of competent jurisdiction to be void, unenforceable, or otherwise invalid, that provision shall be deemed severed from this Agreement and the remaining provisions shall continue in full force and effect. Any amendment or waiver of any provision of this Agreement will not be effective unless done in writing and executed by both parties.

     This Agreement is made effective on the 30 day of June, 1997.




QMS, INC.



By:       /s/ R. A. Wiggins                   /s/ James L. Busby
         ------------------                   ------------------
Name:    Richard A. Wiggins                     James L. Busby
Title:   Sr. Vice President



Attest:

By :      /s/ Lloyd Adams
         ------------------


Item 7.  Exhibits

Attachment A - Supplemental Executive Retirement Plan Agreement dated
               September 30, 1991./1

Attachment B - Property Item.

Attachment C - Executive Agreement./2

Attachment D - Stock Option Grants
_________________
/1 Incorporated herein by reference to Exhibit 10(d) in Registrant's annual report on Form 10-K for the fiscal year ended October 1, 1993 (Commission File No. 1-9348).

/2 Incorporated herein by reference to Exhibit 10(h) in Registrant's annual report on Form 10-K for the fiscal year ended September 29, 1989 (Commission File No. 1-9348).



                        SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              QMS, Inc.



                              /s/ Richard A. Wiggins
                              -----------------------
                              By:  Richard A. Wiggins

Date:  July 7, 1997


                                ATTACHMENT B

COMPUTER EQUIPMENT:
                                 QMS FIXED               QMS BOOK
DESCRIPTION                     ASSET NUMBER              VALUE
-----------                     ------------             --------
Gateway 386 Computer               12058                    -0-
Gateway 386 Computer               12061                    -0-
Gateway (JLB's office)             16502                    -0-
IBM Thinkpad w/ Docking Station    17624                    -0- as of 11/97
QMS Magicolor LX                   17820                    -0- as of 04/98
Kiss Printer                       No Tag                   -0-
QMS 410 Printer                    No Tag                   -0-
(Gift from Eng.)
Tektronix Logic Analyzer 7603      000395                   -0-
Tektronix Analyzer 1240            No Tag


FURNITURE:

                                 QMS FIXED               QMS BOOK
DESCRIPTION                     ASSET NUMBER              VALUE
-----------                     ------------             --------
Desk w/ Bordered Top                3196                    -0-
Credenza                            3194                    -0-
Bookcase                            No Tag                  -0-
10 yr. Anniversary Gift
   & Cabinet                        3565                    -0-
Printer Stand                                               -0-
Work Station                                                -0-
Chairs (desk chair, 3 guest chairs, 2 sofas)


OFFICE EQUIPMENT/SUPPLIES:

DESCRIPTION
-----------
Consumables for Magicolor LX - (supply maintained in office closet)
Office Supplies - (supplies maintained in office closet)
File Cabinets - (personal files are stored in 6 file cabinets)
Plaques/Awards/Gifts given to James L. Busby
Airplane life raft

PERSONAL
--------
All personal items including VCR, magazines, books, artwork, etc.



                       ATTACHMENT D



                                  QMS, Inc.
                Stock Option Personnel Summary As of 5/23/97

          James L. Busby           ID:  ###-##-#### (Officer)
          6106 Cottage Hill Rd.    Location:      Mobile
          Mobile AL  36609         Department:    Executive
                                   Last Sale:     02/14/91
                                   Last Buy:      10/01/92
Grant     Grant    Plan/
Number    Date     Type   Granted     Price   Exercised   Vested    Cancelled  Unvested  Outstanding  Exercisable
------  --------  ------  -------   --------  ---------  --------   ---------  --------  -----------  -----------
000242  11/30/88  87/ISO   50,000   $ 6.7500      0       50,000        0            0      50,000       50,000
000513  10/11/89  87/ISO   20,000   $11.2500      0       20,000        0            0      20,000       20,000
000713  07/25/90  87/NQ    50,000   $17.8750      0       50,000        0            0      50,000       50,000
000781  01/23/92  87/NQ    10,000   $15.0000      0       10,000        0            0      10,000       10,000
000930  11/12/92  84B/ISO   5,000   $ 8.8750      0        4,000        0        1,000       5,000        4,000
001134  01/25/94  87/ISO   10,000   $ 8.7500      0        8,000        0        2,000      10,000        8,000
001394  01/24/95  87/ISO   10,000   $ 8.8750      0        6,000        0        4,000      10,000        6,000
001872  01/23/96  87/ISO   10,000   $ 5.6250      0        4,000        0        6,000      10,000        4,000
002248  01/20/97  87/ISO   20,000   $ 5.6250      0        4,000        0       16,000      20,000        4,000
                          -------  ----------   -----    -------      -----     ------     -------      -------
                TOTALS    185,000  [$10.7872]     0      156,000        0       29,000     185,000      156,000